                                                                   Exhibit 10.17


                SECOND AMENDMENT TO OPEN-END LEASEHOLD MORTGAGE,
                  COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT


  THIS SECOND AMENDMENT TO OPEN-END LEASEHOLD MORTGAGE, COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT dated as of January 30, 1998 (hereinafter referred to as the "Second Amendment to Mortgage") is entered into by and between UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation (the "Mortgagor") and PNC BANK, NATIONAL ASSOCIATION (the "Mortgagee"), and amends that certain First Amendment to Open-End Leasehold Mortgage, Collateral Assignment and Security Agreement dated January 31, 1996, entered into by and between the Mortgagor and the Mortgagee and recorded in the office of the Recorder of Deeds of Allegheny County, Pennsylvania on February 16, 1996 in Volume 15503 on page 150 (the "First Amendment to Mortgage"), which in turn amended that certain Open-End Leasehold Mortgage, Collateral Assignment and Security Agreement dated as of November 18, 1994, entered into by and between the Mortgagor and the Mortgagee and recorded in the office of the Recorder of Deeds of Allegheny County, Pennsylvania on November 23, 1994 in Volume 14601 on page 599 (the Open-End Leasehold Mortgage, Collateral Assignment and Security Agreement, as amended by the First Amendment to Mortgage and together with all extensions, renewals, amendments, substitutions, and replacements thereto and thereof, is hereinafter referred to as the "Original Mortgage").


                                  WITNESSETH:


  WHEREAS, the Mortgagee made a credit facility available to the Mortgagor, on November 18, 1994 in the principal amount of $5,000,000 (the "Credit Agreement"), as evidenced by a Note dated November 18, 1994 executed by the Mortgagor in favor of the Mortgagee in the principal amount of $5,000,000; and

  WHEREAS, between November 18, 1994 and October 9, 1995 the Mortgagor and the Mortgagee had occasion to amend the Credit Agreement as evidenced by the first amendment thereto dated March 30, 1995, the second amendment thereto dated June 2, 1995, the third amendment thereto dated August 25, 1995, the fourth amendment thereto dated October 3, 1995, and the fifth amendment thereto dated October 9, 1995; and

  WHEREAS, the Mortgagor and the Mortgagee amended and restated in its entirety the Credit Agreement pursuant to the Amended and Restated Credit Agreement between the Mortgagor and the Mortgagee dated January 31, 1996, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 1, 1997 (the "First Amendment") (the Amended and Restated Credit Agreement, as amended by the First Amendment, and together with all exhibits and schedules thereto, is hereinafter referred to as the "Amended and Restated Credit Agreement");



                                  EXHIBIT F-3
                                  -----------

  WHEREAS, the Mortgagor and the Mortgagee have agreed to amend and restate the Amended and Restated Credit Agreement in its entirety and have done so pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated as of even date herewith (the Second Amended and Restated Credit Agreement, together with all exhibits and schedules thereto and all extensions, modifications, renewals, amendments, substitutions and replacements thereof, is hereinafter referred to as the "Second Amended and Restated Credit Agreement");

  WHEREAS, to secure the extension of the credit facility, as set forth in the Second Amended and Restated Credit Agreement, the Mortgagee has requested that the Mortgagor execute and deliver or cause to be executed and delivered to the Mortgagee amendments to or restatements of the Security Documents previously executed in connection with the Credit Agreement and the Amended and Restated Credit Agreement and the Mortgagor has agreed to do so, including, but not limited to, this Second Amendment to Mortgage.

  NOW THEREFORE, in consideration of the premises (each of which are hereby incorporated by reference and made a material part hereof), the mutual covenants and agreements contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                      AMENDMENTS TO THE ORIGINAL MORTGAGE
                      -----------------------------------

  Section 1.01 Amendments to the Original Mortgage. The Original Mortgage is
               -----------------------------------
hereby amended in the following respects:


  (a) The recitals are hereby amended and restated in their entirety to read as follows:

     WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of January 30, 1998, the Mortgagee has continued and expanded the credit facility established by the Mortgagee in favor of the Mortgagor by amending and restating in its entirety that certain Amended and Restated Credit Agreement dated as of January 31, 1996, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 1, 1997, which, in turn, amended and restated in its entirety that certain credit agreement dated as of November 18, 1994, as amended by the first amendment thereto dated March 30, 1995, the second amendment thereto dated June 2, 1995, the third amendment thereto dated August 25, 1995, the fourth amendment thereto dated October 3, 1995, and the fifth amendment thereto dated October 9, 1995; and

     WHEREAS, under the credit agreement dated November 18, 1994, the credit facility made available to the Mortgagor was in an aggregate principal amount not to exceed $5,000,000.00, which limit was increased to $6,500,000.00 by the first amendment thereto dated March 30, 1995; and

     WHEREAS, pursuant to the terms of the Second Amended and Restated Credit Agreement, the Mortgagee has expanded the credit facility by making available to the Mortgagor, in addition to the $6,500,000.00 Revolving Credit Commitment, a Term Loan Commitment in the amount of $15,000,000.00; and

     WHEREAS, the extensions of credit made pursuant to the Second Amended and Restated Credit Agreement are evidenced by a Second Amended and Restated Revolving Credit Note dated as of January 30, 1998 in the maximum aggregate principal amount of $6,500,000.00 (the "Revolving Credit Note") and a Term
     Note in the maximum aggregate principal amount equal to the lesser of (i) $15,000,000.00 or (ii) the aggregate unpaid principal amount of all disbursements made by the Bank under the Term Loan Commitment (the "Term Note") (the Revolving Credit Note and the Term Note are individually and collectively referred to herein as the "Note"); and

     WHEREAS, the Mortgagee may issue from time to time letters of credit for the account of the Mortgagor (hereinafter referred to individually and collectively as the "Letters of Credit") in connection with and/or pursuant to certain applications for letters of credit and related Reimbursement Agreements executed by the Mortgagor pertaining to Letters of Credit (such applications for letters of credit and related Reimbursement Agreement are hereinafter referred to individually and collectively as the "Letter of Credit Agreements") in accordance with the terms of the Second Amended and Restated Credit Agreement (the Second Amended and Restated Credit Agreement is hereinafter referred to throughout the remainder of this Mortgage as the "Credit Agreement"); and

     WHEREAS, the Mortgagor is the lessee of a certain tract or parcel of land situate in Allegheny County, Pennsylvania, as more fully described in Exhibit A attached hereto and made a part hereof, together with the
     ---------
     improvements now or hereafter erected thereon; and

     WHEREAS, the Mortgagor has agreed to grant, bargain, sell, convey, assign, mortgage, pledge and otherwise transfer to Mortgagee, and to grant to Mortgagee a lien and security interest in, property of the Mortgagor to secure the payment and performance of the Obligations (as such term is defined in the Credit Agreement) of the Mortgagor, including but not limited to the payment of the Note and the reimbursement obligations with respect to the Letter of Credit Agreements, if any; and

     WHEREAS, the Mortgagor has good and marketable right, title and interest in and to all the leasehold estate and personal property which is subject to this Mortgage; and

     WHEREAS, the Mortgagor's landlord is Armco, Inc. (the "Lessor") with whom the Mortgagor, in conjunction with this Mortgage, has entered into (i) the lease more fully described on Exhibit B attached hereto and made a part
                                   ---------
     hereof (the "Lease") and (ii) a landlord's waiver (the "Landlord's
     Waiver").

  Section 1.02   No Other Amendments.  The amendments to the Original Mortgage
                 -------------------
set forth in Section 1.01 above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Second Amendment to Mortgage, the provisions of the Original Mortgage. The amendments set forth in
Section 1.01 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Mortgagee under the Original Mortgage, with respect to any such violation.


                                   ARTICLE II

                    MORTGAGOR'S SUPPLEMENTAL REPRESENTATIONS
                    ----------------------------------------

  Section 2.01   Incorporation by Reference.  As an inducement to the Mortgagee
                 --------------------------
to enter into this Second Amendment to Mortgage, the Mortgagor hereby repeats herein for the benefit of the Mortgagee the representations and warranties made by the Mortgagor in the Original Mortgage, as amended, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Second Amendment to Mortgage.


                                  ARTICLE III

                               GENERAL PROVISIONS
                               ------------------

  Section 3.01  Ratification of Terms.  Except as expressly amended by this
                ---------------------
Second Amendment to Mortgage, the Original Mortgage and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Mortgagor and the Mortgagee agree that nothing contained in this Second Amendment to Mortgage shall be construed to extinguish, release, discharge or constitute a novation of, or an agreement to extinguish, the security interests and liens created by the Original Mortgage.

  Section 3.02  References.  All notices, communications, agreements,
                ----------
certificates, documents or other instruments executed and delivered after the execution and delivery of this Second Amendment to Mortgage in connection with the Credit Agreement, the Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement, and any of the other documents or instruments executed in connection therewith or the transactions contemplated thereby may refer to the Original Mortgage without making specific reference to this Second Amendment to Mortgage, but nevertheless all such references shall include this Second Amendment to Mortgage unless the context requires otherwise. From and after the date hereof, all references in the Original Mortgage and each of the other documents and instruments executed in connection therewith to the Original Mortgage, in any manner, shall be deemed to be references to the Original Mortgage, as amended by the First Amendment to Mortgage and this Second Amendment to Mortgage.

  Section 3.03  Capitalized Terms.  Except for proper nouns and as otherwise
                -----------------
defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Original Mortgage, as amended by the First Amendment to Mortgage and this Second Amendment to Mortgage or, to the extent not defined therein, such terms shall have the meanings ascribed to them in the Second Amended and Restated Credit Agreement.

  Section 3.04  Taxes.  The Mortgagor shall pay any and all stamp and other
                -----
taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Second Amendment to Mortgage and such other documents and instruments as are delivered in connection herewith and agrees to save the Mortgagee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

  Section 3.05  Costs and Expenses.  The Mortgagor will pay all costs and
                ------------------
expenses of the Mortgagee in connection with the preparation, execution and delivery of this Second Amendment to Mortgage and the other documents, instruments and certificates delivered in connection herewith.

  Section 3.06  Governing Law.  THIS SECOND AMENDMENT TO MORTGAGE AND THE
                -------------
RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

  Section 3.07  Headings.  The headings of the sections in this Second
                --------
Amendment to Mortgage are for purposes of reference only and shall have no effect nor in any manner limit the meaning or construction of this Second Amendment to Mortgage.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the Mortgagor, with the intent to be legally bound hereby, has caused this Second Amendment to Mortgage to be duly executed by its proper and duly authorized officer, as of the day and year first above written.


WITNESS:                        UNIVERSAL STAINLESS & ALLOY
                                PRODUCTS, INC., a Delaware corporation.


/s/ Paul A. McGrath                    /s/ Richard M. Ubinger
_____________________________   By_______________________________________(SEAL)

    Paul A. McGrath                         Richard M. Ubinger
                                Name: _________________________________________

    Director Employee
    Relations/General
    Counsel                                 CFO/Treasurer
_____________________________   Title: ________________________________________


================================================================================

                            CERTIFICATE OF RESIDENCE

  I hereby certify that the precise address of the Mortgagee, PNC Bank, National Association, herein is as follows: One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2702.


                                PNC BANK, NATIONAL ASSOCIATION


                                       /s/ Mark W. Rutherford
                                By_______________________________________(SEAL)

                                           Mark W. Rutherford
                                Name: _________________________________________

                                             Vice President
                                Title: ________________________________________



BF 78058.2   1/28/98
000011  012932

                           CORPORATE ACKNOWLEDGEMENT


COMMONWEALTH OF PENNSYLVANIA     )
                                 )  SS:
COUNTY OF ALLEGHENY              )

  On this 30th day of January, 1998, before me, the undersigned Notary Public, personally appeared Richard M. Ubinger, the CFO/Tresurer of Universal Stainless & Alloy Products, Inc., and known to me to be the CFO/Treasurer of Universal Stainless & Alloy Products, Inc. who executed the Second Amendment to Open-End Leasehold Mortgage, Collateral Assignment and Security Agreement and acknowledged the Second Amendment to Open-End Leasehold Mortgage, Collateral Assignment and Security Agreement to be the free and voluntary act and deed of Universal Stainless & Alloy Products, Inc., by authority of its Board of Directors, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute this Second Amendment to Open-End Leasehold Mortgage, Collateral Assignment and Security Agreement and in fact executed the Second Amendment to Open-End Leasehold Mortgage, Collateral Assignment and Security Agreement on behalf of the Universal Stainless & Alloy Products, Inc.


                                                /s/ Sharon M. Ennis
                                       _____________________________________
                                                    Notary Public

                                       My Commission Expires: September 10, 2001


RECORDATION REQUESTED BY:              MAIL TAX NOTICES TO:

PNC Bank, National Association         Universal Stainless & Alloy
One PNC Plaza                           Products, Inc.
249 Fifth Avenue                       600 Mayer Street
Pittsburgh, Pennsylvania 15222-2702    Bridgeville, Pennsylvania 15107



WHEN RECORDED MAIL TO:

Henry S. Pool, Esq.
Tucker Arensberg, P.C.
1500 One PPG Place
Pittsburgh, PA 15222

BF 78058.2  1/28/98
000011  012932